Exhibit 99.1

OptimizeRx Announces Departure of CEO William Febbo and Appointment of Stephen Silvestro as Interim CEO

WALTHAM, Mass. – December 23, 2024 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today announced that William J. Febbo, Chief Executive Officer (CEO) and Board Member, will be departing the Company, effective as of December 31, 2024, to pursue other opportunities. Mr. Febbo will provide the Company with advisory services through March 31, 2025. The Company’s Board of Directors has retained a search firm to assist in this transition.

“The time is right to pass the reins on to an incredible team, ready to carry the legacy forward with strength and purpose,” underscored Mr. Febbo. “With a clear market opportunity and the ability to deliver, they have my ongoing and unwavering support.”

“We are extremely grateful for Will’s leadership at the helm of OptimizeRx for nearly nine years,” said Lynn Vos, Chairperson of OptimizeRx’s Board of Directors. “During his tenure, Will grew the Company exponentially, partnering with the top pharmaceutical companies, and he transformed the Company’s capabilities from a single point of care product to an unrivaled omnichannel platform. We believe the foundation he’s helped build will position OptimizeRx for meaningful growth over the coming years.”

“The Board of Directors is very pleased to announce that Stephen Silvestro has been appointed as the interim CEO while a search of candidates is conducted,” continued Lynn Vos. “Steve started at OptimizeRx over six years ago and has led our commercial organization during that time as the Chief Commercial Officer prior to becoming the Company’s President last year, and he will continue to be supported by our extremely experienced and talented extended leadership team.”

“I am honored to have the Board’s trust and will remain resolute on scaling our business as we differentiate ourselves within the market through our technology and continue to build meaningful strategic partnerships with our clients. We will be laser-focused on operational excellence while ensuring we delight our clients and forge stronger relationships with valued business partners,” added Steve Silvestro.

The Company reaffirms its financial guidance for the full year 2024 and expects it will come in at the higher end of its guidance range for revenue and adjusted EBITDA.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 2 million U.S. healthcare providers and millions of their patients through an intelligent technology platform embedded within a proprietary digital point-of-care network, as well as mass digital communication channels, OptimizeRx helps life sciences organizations engage and support their customers.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, seasonal trends, our ability to maintain our contracts with electronic prescription platforms, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Sandya von der Weid

LifeSci Advisors, LLC

svonderweid@lifesciadvisors.com